Exhibit 99.1
Union Pacific Reports Fourth Quarter and Full Year 2024 Results
•Fourth quarter earnings per diluted share of $2.91, up 7%
•Fourth quarter operating ratio of 58.7%
•Full year earnings per diluted share of $11.09, up 6%
•Full year operating ratio of 59.9%
•Full year return on invested capital of 15.8%

Omaha, Neb., January 23, 2025 – Union Pacific Corporation (NYSE: UNP) today reported 2024 fourth quarter net income of $1.8 billion, or $2.91 per diluted share. These results include $40 million of labor expense related to the ratification of a crew staffing agreement. This compares to 2023 fourth quarter net income of $1.7 billion, or $2.71 per diluted share.

Reported net income for full year 2024 was $6.7 billion, or $11.09 per diluted share. These full year results compare to full year 2023 net income of $6.4 billion, or $10.45 per diluted share.

“Our strong fourth quarter results represent a great capstone to a very successful year for Union Pacific,” said Jim Vena, Union Pacific Chief Executive Officer. “The team has fully embraced our strategy to lead the industry in safety, service, and operational excellence. That commitment has produced industry leading financial results in 2024, punctuated by our strong finish to the year. We will carry this momentum into 2025 as we seek to unlock the full potential of the UP franchise.”

Fourth Quarter Summary: 2024 vs. 2023

Financial Results: Strong Service and Efficient Performance Enabled Volume Growth; Fourth Quarter Records for Operating Income and Net Income

•Operating revenue of $6.1 billion was down 1% driven by lower fuel surcharge revenue, unfavorable business mix, and lower other revenue, partially offset by increased volume and core pricing gains.
•Revenue carloads were up 5%.
•Operating ratio was 58.7%, an improvement of 220 basis points. This includes an unfavorable 70 basis point impact from the ratification of a crew staffing agreement.
•Operating income of $2.5 billion was up 5%.

-more-

Operating Performance: Improved Network Fluidity Amid Volume Growth; Fourth Quarter Record for Workforce Productivity

•Quarterly freight car velocity improved 1% to 219 daily miles per car.
•Quarterly locomotive productivity declined 3% to 136 gross ton-miles (GTMs) per horsepower day.
•Quarterly workforce productivity increased 6% to 1,118 car miles per employee.
•Fuel consumption rate improved 1% to 1.078, measured in gallons of fuel per thousand GTMs.
Full Year Summary: 2024 vs. 2023
Financial Results: Higher Operating Revenue Driven by Volume and Core Pricing Gains

•Operating revenue of $24.3 billion was up 1% driven by increased volume and core pricing gains, partially offset by lower fuel surcharge revenue, unfavorable business mix, and lower other revenue.
•Revenue carloads increased 3%.
•Operating ratio of 59.9% improved 240 basis points.
•Operating Income of $9.7 billion was up 7%.
•Union Pacific’s 2024 capital program totaled $3.4 billion.
•The company repurchased 6.3 million shares in 2024 at an aggregate cost of $1.5 billion.

Operating Performance: Strong Improvement Across Safety, Service, and Operational Excellence; Full Year Record for Workforce Productivity

•Union Pacific’s reportable personal injury and reportable derailment rates both improved.
•Freight car velocity improved 2% to 208 daily miles per car.
•Locomotive productivity improved 5% to 135 GTMs per horsepower day.
•Workforce productivity improved 6% to 1,062 car miles per employee.
•Fuel consumption rate improved 1% to 1.082, measured in gallons of fuel per thousand GTMs.

2025 Outlook: On Track with Investor Day Targets

•Volume impacted by mixed economic backdrop, coal demand, and challenging year-over-year international intermodal comparisons
•Pricing dollars accretive to operating ratio
•Earnings per share growth consistent with attaining the 3-year CAGR target of high-single to low-double digit
•Industry-leading operating ratio and return on invested capital
•No change to long-term capital allocation strategy
◦Capital plan of $3.4 billion
◦Share repurchases of $4.0 to $4.5 billion

Fourth Quarter 2024 Earnings Conference Call
Union Pacific will provide a webcast for its fourth quarter 2024 earnings release presentation live at https://investor.unionpacific.com and via teleconference on Thursday, January 23, 2025, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC
Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.
Union Pacific Investor contact: Diana Prauner at 402-544-4227 or dprauner@up.com
Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

****
This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israel-Hamas wars and other geopolitical tensions in the Middle East, and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications (including those in response to increased traffic); expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; estimates and expectations regarding potential tariffs; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2023, which was filed with the SEC on February 9, 2024. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.
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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages, For the Periods Ended December 31,	4th Quarter				Full Year
	2024	2023	%		2024	2023	%
Operating Revenues
Freight revenues	$5,789	$5,801	-%		$22,811	$22,571	1%
Other revenues	332	358	(7)		1,439	1,548	(7)
Total operating revenues	6,121	6,159	(1)		24,250	24,119	1
Operating Expenses
Compensation and benefits	1,261	1,169	8		4,899	4,818	2
Purchased services and materials	619	645	(4)		2,520	2,616	(4)
Fuel	581	759	(23)		2,474	2,891	(14)
Depreciation	606	589	3		2,398	2,318	3
Equipment and other rents	248	229	8		920	947	(3)
Other	281	361	(22)		1,326	1,447	(8)
Total operating expenses	3,596	3,752	(4)		14,537	15,037	(3)
Operating Income	2,525	2,407	5		9,713	9,082	7
Other income, net	68	108	(37)		350	491	(29)
Interest expense	(312)	(331)	(6)		(1,269)	(1,340)	(5)
Income before income taxes	2,281	2,184	4		8,794	8,233	7
Income tax expense	(519)	(532)	(2)		(2,047)	(1,854)	10
Net Income	$1,762	$1,652	7%		$6,747	$6,379	6%

Share and Per Share
Earnings per share - basic	$2.92	$2.71	8%		$11.10	$10.47	6%
Earnings per share - diluted	$2.91	$2.71	7		$11.09	$10.45	6
Weighted average number of shares - basic	604.2	608.9	(1)		607.6	609.2	-
Weighted average number of shares - diluted	605.2	609.9	(1)		608.6	610.2	-
Dividends declared per share	$1.34	$1.30	3		$5.28	$5.20	2

Operating Ratio	58.7%	60.9%	(2.2)	pts	59.9%	62.3%	(2.4)	pts
Effective Tax Rate	22.8%	24.4%	(1.6)	pts	23.3%	22.5%	0.8	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Freight Revenues Statistics (unaudited)

For the Periods Ended December 31,	4th Quarter			Full Year
	2024	2023	%	2024	2023	%
Freight Revenues (Millions)
Grain & grain products	$1,061	$986	8%	$3,828	$3,644	5%
Fertilizer	199	194	3	811	757	7
Food & refrigerated	253	264	(4)	1,085	1,041	4
Coal & renewables	351	494	(29)	1,483	1,916	(23)
Bulk	1,864	1,938	(4)	7,207	7,358	(2)
Industrial chemicals & plastics	582	538	8	2,345	2,176	8
Metals & minerals	507	540	(6)	2,081	2,194	(5)
Forest products	324	335	(3)	1,326	1,347	(2)
Energy & specialized markets	679	665	2	2,688	2,521	7
Industrial	2,092	2,078	1	8,440	8,238	2
Automotive	581	600	(3)	2,452	2,421	1
Intermodal	1,252	1,185	6	4,712	4,554	3
Premium	1,833	1,785	3	7,164	6,975	3
Total	$5,789	$5,801	-%	$22,811	$22,571	1%
Revenue Carloads (Thousands)
Grain & grain products	234	216	8%	850	798	7%
Fertilizer	51	47	9	213	191	12
Food & refrigerated	40	42	(5)	177	175	1
Coal & renewables	175	217	(19)	702	867	(19)
Bulk	500	522	(4)	1,942	2,031	(4)
Industrial chemicals & plastics	170	161	6	672	645	4
Metals & minerals	179	189	(5)	719	793	(9)
Forest products	52	52	-	213	213	-
Energy & specialized markets	154	153	1	607	582	4
Industrial	555	555	-	2,211	2,233	(1)
Automotive	197	197	-	824	820	-
Intermodal [a]	911	782	16	3,357	3,028	11
Premium	1,108	979	13	4,181	3,848	9
Total	2,163	2,056	5%	8,334	8,112	3%
Average Revenue per Car
Grain & grain products	$4,532	$4,580	(1)%	$4,505	$4,567	(1)%
Fertilizer	3,918	4,085	(4)	3,809	3,962	(4)
Food & refrigerated	6,152	6,174	-	6,104	5,929	3
Coal & renewables	2,012	2,281	(12)	2,113	2,211	(4)
Bulk	3,723	3,712	-	3,710	3,623	2
Industrial chemicals & plastics	3,445	3,353	3	3,493	3,374	4
Metals & minerals	2,820	2,860	(1)	2,893	2,765	5
Forest products	6,210	6,326	(2)	6,229	6,310	(1)
Energy & specialized markets	4,412	4,347	1	4,426	4,335	2
Industrial	3,771	3,742	1	3,818	3,689	3
Automotive	2,952	3,061	(4)	2,976	2,955	1
Intermodal [a]	1,376	1,515	(9)	1,404	1,504	(7)
Premium	1,656	1,824	(9)	1,714	1,813	(5)
Average	$2,677	$2,822	(5)%	$2,737	$2,782	(2)%
[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Dec. 31, 2024	Dec. 31, 2023
Assets
Cash and cash equivalents	$1,016	$1,055
Short-term investments	20	16
Other current assets	2,985	3,077
Investments	2,664	2,605
Properties, net	58,343	57,398
Operating lease assets	1,297	1,643
Other assets	1,390	1,338
Total assets	$67,715	$67,132

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,425	$1,423
Other current liabilities	3,829	3,683
Debt due after one year	29,767	31,156
Operating lease liabilities	925	1,245
Deferred income taxes	13,151	13,123
Other long-term liabilities	1,728	1,714
Total liabilities	50,825	52,344
Total common shareholders' equity	16,890	14,788
Total liabilities and common shareholders' equity	$67,715	$67,132

Return on Average Common Shareholders' Equity	42.6%	47.3%
Return on Invested Capital as Adjusted (ROIC)*	15.8%	15.5%
*ROIC is a non-GAAP measure; however, management believes that it is an important measure in evaluating efficiency and effectiveness of our long-term capital investments. See page 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Cash Flows (unaudited)

	Full Year
Millions, for the Periods Ended December 31,	2024	2023
Operating Activities
Net income	$6,747	$6,379
Depreciation	2,398	2,318
Deferred and other income taxes	28	117
Other - net	173	(435)
Cash provided by operating activities	9,346	8,379
Investing Activities
Capital investments*	(3,452)	(3,606)
Other - net	127	(61)
Cash used in investing activities	(3,325)	(3,667)
Financing Activities
Dividends paid	(3,213)	(3,173)
Debt repaid	(2,226)	(2,190)
Share repurchase programs	(1,505)	(705)
Debt Issued	800	1,599
Other - net	77	(156)
Cash used in financing activities	(6,067)	(4,625)
Net change in cash, cash equivalents, and restricted cash	(46)	87
Cash, cash equivalents, and restricted cash at beginning of year	1,074	987
Cash, cash equivalents, and restricted cash at end of period	$1,028	$1,074
Free Cash Flow**
Cash provided by operating activities	$9,346	$8,379
Cash used in investing activities	(3,325)	(3,667)
Dividends paid	(3,213)	(3,173)
Free cash flow	$2,808	$1,539
*Capital investments include locomotive and freight car early lease buyouts of $143 million in 2024 and $57 million in 2023.
**Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Operating and Performance Statistics (unaudited)

For the Periods Ended December 31,	4th Quarter				Full Year
	2024	2023	%		2024	2023	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	219	217	1%		208	204	2%
Average train speed (miles per hour)*	23.9	24.9	(4)		23.6	24.2	(2)
Average terminal dwell time (hours)*	21.8	22.7	(4)		22.6	23.4	(3)
Locomotive productivity (GTMs per horsepower day)	136	140	(3)		135	129	5
Gross ton-miles (GTMs) (millions)	218,558	214,570	2		847,386	837,502	1
Train length (feet)	9,462	9,413	1		9,469	9,356	1
Intermodal service performance index (%)	89	96	(7)	pts	90	88	2	pts
Manifest service performance index (%)	96	91	5	pts	89	85	4	pts
Intermodal car trip plan compliance (%)**	79	85	(6)	pts	80	78	2	pts
Manifest car trip plan compliance (%)**	73	70	3	pts	68	65	3	pts
Workforce productivity (car miles per employee)	1,118	1,051	6		1,062	1,000	6
Total employees (average)	29,789	30,559	(3)		30,336	31,490	(4)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.41	$3.16	(24)%		$2.64	$3.09	(15)%
Fuel consumed in gallons (millions)	236	234	1		917	911	1
Fuel consumption rate***	1.078	1.091	(1)		1.082	1.088	(1)

Revenue Ton-Miles (Millions)
Grain & grain products	23,207	21,166	10%		84,302	77,717	8%
Fertilizer	3,291	2,960	11		13,204	12,031	10
Food & refrigerated	4,313	4,586	(6)		18,547	18,286	1
Coal & renewables	17,126	21,876	(22)		72,106	88,604	(19)
Bulk	47,937	50,588	(5)		188,159	196,638	(4)
Industrial chemicals & plastics	7,457	7,040	6		30,436	28,837	6
Metals & minerals	8,013	8,712	(8)		32,793	36,121	(9)
Forest products	5,369	5,447	(1)		21,967	22,447	(2)
Energy & specialized markets	10,690	10,349	3		41,925	39,286	7
Industrial	31,529	31,548	-		127,121	126,691	-
Automotive	4,452	4,369	2		18,425	18,080	2
Intermodal	20,506	18,438	11		76,011	71,890	6
Premium	24,958	22,807	9		94,436	89,970	5
Total	104,424	104,943	-%		409,716	413,299	(1)%
*Surface Transportation Board (STB) reported performance measures.
**Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$5,616	$5,638	$5,768	$5,789	$22,811
Other revenues	415	369	323	332	1,439
Total operating revenues	6,031	6,007	6,091	6,121	24,250
Operating Expenses
Compensation and benefits	1,223	1,187	1,228	1,261	4,899
Purchased services and materials	613	644	644	619	2,520
Fuel	658	625	610	581	2,474
Depreciation	594	596	602	606	2,398
Equipment and other rents	216	219	237	248	920
Other	355	336	354	281	1,326
Total operating expenses	3,659	3,607	3,675	3,596	14,537
Operating Income	2,372	2,400	2,416	2,525	9,713
Other income, net	92	103	87	68	350
Interest expense	(324)	(319)	(314)	(312)	(1,269)
Income before income taxes	2,140	2,184	2,189	2,281	8,794
Income tax expense	(499)	(511)	(518)	(519)	(2,047)
Net Income	$1,641	$1,673	$1,671	$1,762	$6,747

Share and Per Share
Earnings per share - basic	$2.69	$2.75	$2.75	$2.92	$11.10
Earnings per share - diluted	$2.69	$2.74	$2.75	$2.91	$11.09
Weighted average number of shares - basic	609.2	609.4	607.6	604.2	607.6
Weighted average number of shares - diluted	610.2	610.3	608.6	605.2	608.6
Dividends declared per share	$1.30	$1.30	$1.34	$1.34	$5.28

Operating Ratio	60.7%	60.0%	60.3%	58.7%	59.9%
Effective Tax Rate	23.3%	23.4%	23.7%	22.8%	23.3%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Freight Revenue Statistics (unaudited)

	2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Grain & grain products	$943	$901	$923	$1,061	$3,828
Fertilizer	201	203	208	199	811
Food & refrigerated	285	278	269	253	1,085
Coal & renewables	388	339	405	351	1,483
Bulk	1,817	1,721	1,805	1,864	7,207
Industrial chemicals & plastics	572	593	598	582	2,345
Metals & minerals	515	530	529	507	2,081
Forest products	338	342	322	324	1,326
Energy & specialized markets	679	658	672	679	2,688
Industrial	2,104	2,123	2,121	2,092	8,440
Automotive	611	659	601	581	2,452
Intermodal	1,084	1,135	1,241	1,252	4,712
Premium	1,695	1,794	1,842	1,833	7,164
Total	$5,616	$5,638	$5,768	$5,789	$22,811
Revenue Carloads (Thousands)
Grain & grain products	210	200	206	234	850
Fertilizer	47	62	53	51	213
Food & refrigerated	46	46	45	40	177
Coal & renewables	177	158	192	175	702
Bulk	480	466	496	500	1,942
Industrial chemicals & plastics	164	169	169	170	672
Metals & minerals	170	184	186	179	719
Forest products	53	55	53	52	213
Energy & specialized markets	154	147	152	154	607
Industrial	541	555	560	555	2,211
Automotive	207	218	202	197	824
Intermodal [a]	739	798	909	911	3,357
Premium	946	1,016	1,111	1,108	4,181
Total	1,967	2,037	2,167	2,163	8,334
Average Revenue per Car
Grain & grain products	$4,494	$4,493	$4,498	$4,532	$4,505
Fertilizer	4,271	3,311	3,872	3,918	3,809
Food & refrigerated	6,231	5,943	6,099	6,152	6,104
Coal & renewables	2,189	2,156	2,101	2,012	2,113
Bulk	3,787	3,692	3,641	3,723	3,710
Industrial chemicals & plastics	3,486	3,507	3,534	3,445	3,493
Metals & minerals	3,030	2,885	2,847	2,820	2,893
Forest products	6,297	6,249	6,157	6,210	6,229
Energy & specialized markets	4,416	4,462	4,415	4,412	4,426
Industrial	3,886	3,825	3,791	3,771	3,818
Automotive	2,947	3,033	2,968	2,952	2,976
Intermodal [a]	1,468	1,421	1,365	1,376	1,404
Premium	1,792	1,766	1,657	1,656	1,714
Average	$2,855	$2,768	$2,662	$2,677	$2,737
[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / Net Income
Millions, Except Ratios	2024	2023
Debt	$31,192	$32,579
Net income	6,747	6,379
Debt / net income	4.6	5.1

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	2024	2023
Net income	$6,747	$6,379
Add:
Income tax expense	2,047	1,854
Depreciation	2,398	2,318
Interest expense	1,269	1,340
EBITDA	$12,461	$11,891
Adjustments:
Other income, net	(350)	(491)
Interest on operating lease liabilities**	48	58
Adjusted EBITDA (a)	$12,159	$11,458
Debt	$31,192	$32,579
Operating lease liabilities	1,271	1,600
Adjusted debt (b)	$32,463	$34,179
Adjusted debt / adjusted EBITDA (b/a)	2.7	3.0
*Adjusted debt (total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post-retirement benefit) obligations) to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At December 31, 2024 and 2023, the incremental borrowing rate on operating leases was 3.8% and 3.6%, respectively. Pension and OPEB were funded at December 31, 2024 and 2023.
**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Non-GAAP Measures Reconciliation to GAAP (unaudited)

Return on Average Common Shareholders' Equity
Millions, Except Percentages	2024	2023
Net income	$6,747	$6,379
Average equity	$15,839	$13,476
Return on average common shareholders' equity	42.6%	47.3%

Return on Invested Capital as Adjusted (ROIC)
Millions, Except Percentages	2024	2023
Net income	$6,747	$6,379
Interest expense	1,269	1,340
Interest on average operating lease liabilities	55	58
Taxes on interest	(308)	(315)
Net operating profit after taxes as adjusted	$7,763	$7,462
Average equity	$15,839	$13,476
Average debt	31,886	32,953
Average operating lease liabilities	1,436	1,616
Average invested capital as adjusted	$49,161	$48,045
Return on invested capital as adjusted	15.8%	15.5%
*ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the efficiency and effectiveness of our long-term capital investments. In addition, we currently use ROIC as a performance criterion in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is return on average common shareholders’ equity. The tables above provide reconciliations from return on average common shareholders’ equity to ROIC. At December 31, 2024 and 2023, the incremental borrowing rate on operating lease liabilities was 3.8% and 3.6%, respectively.